UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 26, 2005

U.S. Premium Beef, LLC
(Exact name of Registrant as Specified in its Charter)

Delaware
(State Or Other Jurisdiction Of Incorporation)

333-115164	20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive Kansas City, MO	64163
(Address Of Principal Executive Offices)	(Zip Code)

(816) 713-8800
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4, and 7 through 9 are not applicable and therefore omitted.

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINICIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)    On May 26, 2005, Ms. Lyn Holtmann, formerly the Company's Principal Accounting Officer and Chief Reporting and Compliance Officer, left the employment of the Company.

(c)    On May 26, 2005, Ms. Danielle Imel accepted the position of Principal Accounting Officer.  Ms. Imel is USPB's Treasurer and joined USPB in 1998. She oversees the Company's finance functions and is directly responsible for Company treasury activities. She was employed by the CPA firm of Kennedy, McKee and Co., LLC of Dodge City, Kansas, prior to joining USPB. Ms. Imel earned a Bachelor's degree in Accounting and a second Bachelor's degree in Agricultural Economics from Kansas State University.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By:  /s/ Steven D. Hunt
         Steven D. Hunt
         Chief Executive Officer

Date:   June 1, 2005